UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549



                                  FORM 8-K



                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)    May 13, 2003
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                             PARLEX CORPORATION
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           (Exact Name of Registrant as Specified in Its Charter)


                                Massachusetts
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               (State or Other Jurisdiction of Incorporation)


               0-12942                               04-2464749
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      (Commission File Number)            (IRS Employer Identification No.)



      One Parlex Place, Methuen, Massachusetts          01844
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      (Address of Principal Executive Offices)       (Zip Code)


                               (978) 685-4341
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            (Registrant's Telephone Number, Including Area Code)


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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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      (c)   Exhibits.

            (99.1) Press Release of Parlex Corporation dated May 13, 2003.

Item 9.   REGULATION FD DISCLOSURE; and
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Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.
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      On May 13, 2003, Parlex Corporation issued a press release setting forth its results of operations and financial condition for its third fiscal quarter ended March 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PARLEX CORPORATION
                                                 (Registrant)


                                       By: /s/ Peter J. Murphy
                                           ---------------------------
                                               Peter J. Murphy
                                               President and
                                               Chief Executive Officer

Dated:  May 15, 2003


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